Exhibit 10.2

AMENDMENT NO. 1
to
SERIES A PREFERRED UNIT PURCHASE AGREEMENT

This AMENDMENT NO. 1, dated as of June 28, 2017 (this “Amendment”), to the SERIES A PREFERRED UNIT PURCHASE AGREEMENT, dated as of June 20, 2017 (the “Agreement”), is entered into by and among NEXTERA ENERGY PARTNERS, LP, a Delaware limited partnership (the “Partnership”), and the purchasers set forth in the signature pages hereto (the “Purchasers”). Unless otherwise defined, capitalized terms used in this Amendment shall have the meanings ascribed them in the Agreement.

WHEREAS, the Partnership and the Purchasers desire to amend the Agreement to clarify the meaning of the term Material Adverse Effect, as used in the conditions precedent to each Purchaser’s obligations under the Agreement.

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1.	Conditions Precedent. Section 2.4 of the Agreement is hereby amended and restated in its entirety to provide as follows:

“Section 2.04 Conditions to Each Purchaser’s Obligations. The obligation of a Purchaser to consummate its purchase of Purchased Units at a Closing shall be subject to the satisfaction on or prior to the applicable Closing Date of each of the following conditions (any or all of which may be waived by the applicable Purchaser with respect to itself in writing, in whole or in part, to the extent permitted by applicable Law):

(a)the representations and warranties of the Partnership contained in this Agreement shall be true and correct in all material respects (other than those representations and warranties contained in Section 3.01, Section 3.02, Section 3.03, Section 3.13, Section 3.16 or Section 3.17 or other representations and warranties that are qualified by materiality or Material Adverse Effect, which, in each case, shall be true and correct in all respects) when made and as of the applicable Closing Date (except that representations and warranties made as of a specific date shall be required to be true and correct as of such date only); provided that, solely for the purposes of this subsection (a), a Material Adverse Effect shall not be deemed to have occurred if, as of the time of determination, the market price per Common Unit is equal to or greater than the Series A Preferred Unit Purchase Price;

(b)the Partnership shall have performed and complied in all material respects with all of the covenants and agreements contained in this Agreement that are required to be performed or complied with by it on or prior to the applicable Closing Date;

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(c)the NYSE shall have authorized, upon official notice of issuance, the listing of the Conversion Units;

(d)no notice of delisting from NYSE shall have been received by the Partnership with respect to the Common Units;

(e)there shall not have occurred a Material Adverse Effect; provided that, solely for the purposes of this subsection (e), a Material Adverse Effect shall not be deemed to have occurred if, at the time of determination, the market price per Common Unit is equal to or greater than the Series A Preferred Unit Purchase Price; and

(f)    the Partnership shall have delivered, or caused to be delivered, to the Purchaser the Partnership’s closing deliveries described in Section 2.06(a), as applicable.”

2.    No Other Changes. Except as specifically provided for in this Amendment, the Agreement shall be and remain in full force and effect, and there are no other amendments, modification, additions or changes to the Agreement whatsoever.

3.    Miscellaneous. The provisions of Sections 8.07, 8.10, 8.11, 8.12 and 8.15 of the Agreement shall be incorporated herein as if expressly set forth in this Amendment, except that all references therein to “Agreement” shall be deemed references to “Amendment”.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto execute this Agreement, effective as of the date first above written.

NEXTERA ENERGY PARTNERS, LP
By:	NextEra Energy Partners GP, Inc.,
Its	General Partner

By:	PAUL CUTLER
Name:	Paul I. Cutler
Title:	Treasurer

[Signature page to Amendment No. 1 to Purchase Agreement]

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NASA A HOLDINGS LP
By:	Nasa A Holdings GP, LLC, its General Partner

By:	RYAN SHOCKLEY
Name:	Ryan Shockley
Title:	President

NASA A HOLDINGS LP
By:	Nasa A Holdings GP, LLC, its General Partner

By:	RYAN SHOCKLEY
Name:	Ryan Shockley
Title:	President

NASA CO-INVEST HOLDINGS L.P.
By:	First Reserve Energy Infrastructure GP II Limited, its General Partner

By:	RYAN SHOCKLEY
Name:	Ryan Shockley
Title:	Managing Director

[Signature page to Amendment No. 1 to Purchase Agreement]

KKR FLATIRONS AGGREGATOR L.P.

By:	KKR Flatirons Aggregator GP LLC, its General Partner

By:	BRANDON FREIMAN
Name:	Brandon Freiman
Title:	President

[Signature page to Amendment No. 1 to Purchase Agreement]